SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report): November 10, 2004


                            AMS HEALTH SCIENCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


   OKLAHOMA                         001-13343                   73-1323256
(State or Other                 (Commission File              (IRS Employer
 Jurisdiction of                    Number)                   Identification
 Incorporation or                                                 Number)
 Organization)

                   711 NE 39th Street, Oklahoma City, OK          73105
                  (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information To Be Included in the Report

Item 7.01.  Regulation FD Disclosure.

     On November 10, 2004, David D'Arcangelo, president of the Company presented a powerpoint presentation at the 27th Annual Westergaard Smallcap Conference in New York City updating investment professionals on the Company's business activities, trends and current developments. A copy of the slideshow from the presentation is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.     Description
-----------     -----------

99.1    Westergaard Conference Powerpoint presentation

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      AMS HEALTH SCIENCES, INC.

                                           REGGIE COOK
                                      By:  Reggie Cook
                                           Chief Financial Officer

     Date: November 10, 2004

                                 EXHIBIT INDEX

Exhibit No.     Description                         Method of Filing
-----------     -----------                         ----------------

99.1        Westergaard Conference            Filed herewith electronically
            Powerpoint presentation